CAPCO
                                    FINANCIAL

                                  AMENDMENT #2
                                  ------------
                           TO CAPCO SECURITY AGREEMENT
                           ---------------------------
                                  JULY 18, 2005
                                  -------------


THE OPENING PARAGRAPH AS FOLLOWS:

This Contract of Sale and Security Agreement dated for purposes of reference July 18, 2005; is between the undersigned, CCI TELECOM, INC., hereinafter called "CLIENT", and CAPCO FINANCIAL COMPANY- A DIVISION OF GREATER BAY BANK N.A. hereinafter called "CAPCO", agree as follows:

IS REPLACED BY:

This Contract of Sale and Security Agreement dated for purposes of reference July 18, 2005; is between the undersigned, CCI TELECOM, INC., AND WHOLLY OWNED SUBSIDIARIES CONTEMPORARY CONSTRUCTORS, INC. a Texas Corporation, CCI INTEGRATED SOLUTIONS, INC. a Nevada Corporation, AND BERKSHIRE WIRELESS, INC. a Massachusetts Corporation hereinafter called "CLIENT", and CAPCO FINANCIAL COMPANY- A DIVISION OF GREATER BAY BANK N.A. hereinafter called "CAPCO", agree as follows:

IS REPLACED BY:

This amendment is effective and applicable to invoices purchased after July 18, 2005. All other terms, covenants and conditions will remain in effect and unchanged.


CAPCO FINANCIAL COMPANY- A DIVISION OF GREATER BAY BANK N.A.

By: /s/ [Illegible]
    ------------------------------------

Title: AVP
       ---------------------------------


CCI TELECOM, INC.

By: /s/ Ray J. Ber
    ------------------------------------

Title:  VP & CFO
       ---------------------------------

Date: 7-28-05
      ----------------------------------


                                 Form Date 6/97
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